UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 25, 2008

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

         Nevada                         000-49845            52-2336836
         ------                         ---------            ----------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

         4555 South Palo Verde, Suite 123
                  Tucson, Arizona                             85714
                  ---------------                             -----
        (Address of principal executive offices)             (Zip Code)

                                 (520) 745-5172
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 25, 2008, to obtain funding for working capital and to finance operations, CDEX, Inc. (the "Company") entered into a Securities Purchase Agreement with Gemini Master Fund, Ltd. ("Gemini"), an accredited investor for the issuance of a 12% Senior Convertible Note and warrants for total consideration of $1,000,000 minus certain expenses of the purchaser. The note was for $1,086,956.52 and is due and payable on or before June 25, 2010. The note is convertible into shares of Class A Common Stock of the company at the rate of $0.30 per share. Monthly redemption will occur after 6 months for the note and additional purchases must be made within 30 days. The warrants permit the holder to purchase up to 2,717,391 shares of common stock from the Company at $0.375 per share until five years from the issuance of the warrants. The warrants also permit the holder to exercise the warrants in a cashless exercise. The note and the warrants contain anti-dilution clauses whereby, (subject to the exceptions contained in those instruments) if the Company issues equity securities or securities convertible into equity at a price below the respective conversion price of the note or exercise price of the warrant, such conversion and exercise prices shall be adjusted downward to equal the price of the new securities. Included within the transaction between the Company and Gemini is the possibility of additional purchasers. These additional purchasers could increase the aggregate cash payment to up to $2,500,000, with notes totaling $2,717,391.30, and warrants totaling up 5,000,000.

Copies of the Securities Purchase Agreement, the Convertible Note, and the Common Stock Purchase Warrant are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein; the summary of these documents set forth above is qualified by reference to such exhibits.


ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to Item 1.01 of this Current Report on Form 8-K for a description of the Company's issuance of shares of its common stock and warrants to purchase shares of its common stock. The Company's issuance of the common stock, the warrants, and the common stock issuable upon exercise of the warrants are exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for a transaction not involving a public offering.

ITEM 9.01   Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit No.                               Exhibit Description
-------------------  -----------------------------------------------------------

10.1                 Securities Purchase Agreement
10.2                 Senior Convertible Note
10.3                 Common Stock Purchase Warrant
99.1                 Press Release Dated June 30, 2008



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CDEX INC.

Date: June 30, 2008                   By:     /s/ Malcolm H. Philips, Jr.
                                              ---------------------------
                                              Malcolm H. Philips, Jr., President